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                                                                    Exhibit 23.1

            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


We consent to the use in this Registration Statement on Form S-1/A of our report dated June 22, 2007, relating to the financial statements of Inter-Atlantic Financial, Inc., and to the reference to our Firm under the caption "Experts" in the Prospectus.

                                             /s/ Rothstein, Kass & Company, P.C.


Roseland, New Jersey
June 25, 2007